                                                                    EXHIBIT 10.4

                         APPLIED SCIENCE FICTION, INC.
                         -----------------------------

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                ------------------------------------------------

     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 29th day of March, 1999, by and among Applied Science Fiction, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series C Preferred Stock and Series D Preferred Stock listed on Exhibit A hereto
                                                                ---------
(each an "Investor") and the stockholders of the Company identified on Exhibit B
                                                                       ---------
hereto (each a "Key Employee Stockholder").

                                R E C I T A L S:
                                ---------------

     WHEREAS, certain of the Investors hold shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock"), and possess registration rights, information rights and other rights pursuant to an Investors' Rights Agreement dated as of July 29, 1997, among the Company, such Investors and the Key Employee Stockholders (the "Original Agreement");

     WHEREAS, the Company, Investors holding in excess of sixty percent (60%) of the outstanding shares of Series C Preferred Stock and the undersigned Key Employee Stockholders who hold in excess of a majority of the Key Employee Shares (as hereinafter defined) desire to amend and restate the Original Agreement pursuant to Section 3.3 thereof and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Original Agreement;

     WHEREAS, the Company and certain of the Investors have entered into the Series D Purchase Agreement (as defined below) of even date herewith pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of the Series D Preferred Stock of the Company (the "Series D Preferred Stock");

     WHEREAS, the respective obligations of the parties to consummate the transactions contemplated by the Series D Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

     WHEREAS, in order to induce the Company to enter into the Series D Purchase Agreement and to induce those Investors that have entered into the Series D Purchase Agreement to invest funds in the Company pursuant to their purchase of Series D Preferred Stock, each of the Investors, the Key Employee Stockholders and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors who are parties to the Original Agreement hereby amend and restate the Original Agreement in its entirety and the parties hereto agree as follows:

                                   SECTION 1
                                   ---------

       Restrictions on Transferability of Securities; Registration Rights
       ------------------------------------------------------------------

     1.1  Certain Definitions.  As used in this Agreement, the following
          -------------------
terms shall have the meanings set forth below:

     (a) "Closing" shall mean the date of the initial sale of shares of the Series D Preferred Stock under the Series D Purchase Agreement.

     (b) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (c) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

     (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (e) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.11 hereof.

     (f) "Initiating Holders" shall mean any Holder or Holders who, in the aggregate, hold not less than twenty five percent (25%) of the outstanding Registrable Securities.

     (g) "Investors" shall mean persons who purchased Shares pursuant to the Series C Purchase Agreement or the Series D Purchase Agreement, and their respective affiliates, constituent members and partners.

     (h) "Investor Warrants" shall mean those warrants to purchase up to 1,224,879 shares of Common Stock issued to certain of the Investors pursuant to the Series C Purchase Agreement.

     (i) "Key Employee Shares" shall mean (i) 8,796,000 shares of Common Stock or options to acquire Common Stock (as presently constituted and subject to adjustment for subsequent stock splits, reverse splits and the like) held by the Key Employee Stockholders on the date hereof, (ii) shares of Common Stock issued or issuable pursuant to the conversion of 19,143 shares of Series B Preferred Stock, including shares of Series B Preferred Stock issuable upon the exercise of warrants to purchase Series B Preferred Stock, held by the Key Employee Stockholders on the date hereof and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above, provided, however, that Key Employee
                                            --------  -------
Shares shall not include any securities which have previously been registered or which have been sold to the public pursuant to a registration statement or Rule 144 or which have otherwise been sold or transferred by the Key Employee Stockholders.

     (j) "Other Stockholders" shall mean persons other than Holders and Key Employee Stockholders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

     (k) "Preferred Stock" shall mean the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

     (l) "Qualified IPO" shall mean the first underwritten public offering of equity securities by the Company registered under the Securities Act.

     (m) The terms "register," "registered" and registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     (n) "Registrable Securities" shall mean (1) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and Investor Warrants and
(2) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (1) above; provided, however, that Registrable Securities shall
                         --------  -------
not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144 or which have been sold or transferred in a private transaction in which the transferees rights under this Agreement are not assigned.

     (o) "Registration Expenses" shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of a single counsel for the Holders and/or Key Employee Stockholders and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     (p) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (q) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (r) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (s) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     (t) "Series B Preferred Stock" shall mean the Company's Series B Preferred Stock, par value $.001 per share.

     (u) "Series B Warrants" shall mean those certain warrants to purchase up to 8,556 shares of Series B Preferred Stock which the Company has issued to holders of Series B Preferred Stock.

     (v) "Series C Purchase Agreement" shall mean the Stock Purchase Agreement dated as of July 29, 1997, between the Company and the purchasers of the Series C Preferred Stock named therein.

     (w) "Series D Purchase Agreement" shall mean the Stock Purchase Agreement dated as of March 29, 1999, between the Company and the purchasers of the Series D Preferred Stock named therein.

     (x) "Shares" shall mean the Company's Series C Preferred Stock, par value $.001 per share, and Series D Preferred Stock, par value $.001 per share.

     1.2 Requested Registration.
         ----------------------

     (a) Request for Registration. If the Company shall receive from the
         ------------------------
Initiating Holders at any time not earlier than one hundred eighty (180) days after the closing of the Company's Qualified IPO, a written request that the Company effect a registration with respect to at least twenty five percent (25%) of the Registrable Securities (or a lesser percentage if the aggregate public offering price of the Registrable Securities subject to such request will exceed $7,500,000), then the Company will:

         (i) promptly give written notice of the proposed registration to all other Holders; and

         (ii) promptly use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act) and to take all such actions as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty
     (20) days after such written notice from the Company is mailed or delivered.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

            (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

             (B) After the Company has initiated one such registration pursuant to this Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses); provided, that if in
                                                          --------
     the registration effected pursuant to this Section 1.2(a), less than sixty-seven percent (67%) of all Registrable Securities outstanding at the time of the delivery of the Company's notice under Section 1.2(a)(i) were sold in such registration and at least one hundred eighty (180) days have elapsed since the effective date of such first registration, then such first registration shall not be counted against the single registration which the Initiating Holders may request under this Section 1.2(a); provided, further, that if at the time the Holders elect to withdraw a
     --------  -------
     request for registration, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request for registration and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall retain their rights to request registration and shall not be required to pay the costs of the withdrawn registration.

             (C) During the period beginning sixty (60) days prior to the date of the filing of a registration statement by the Company pursuant to a Company-initiated registration and ending one hundred eighty (180) days after the effective date of such registration statement; provided, that the
                                                              --------
     Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

             (D) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

     (b) Filing of Registration Statement. Subject to the foregoing clauses (A)
         --------------------------------
through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders;
provided, however, that if (i) in the good faith judgment of the Board of
--------  -------
Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is necessary to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, necessary to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as
                                                      --------
provided in clause (C) above) the Company may not defer the filing for a period of more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that
              -------- -------
the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.2(b) and 1.13 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

     (c) Underwriting. The right of any Holder to registration pursuant to
         ------------
Section 1.2 shall be conditioned upon such Holder's participation in any such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Registrable Securities held by the Holders participating in such registration and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

     (d) Procedures. If the Company shall request inclusion in any registration
         ----------
pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including
Section 1.12). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.13 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusions in accordance with Section 1.13.

     1.3  Company Registration.
          --------------------

     (a) Piggy-back Rights. If the Company shall determine to register any of
         -----------------
its securities either for its own account or the account of a security holder or holders exercising their respective registration rights (other than pursuant to Section 1.2 or 1.5 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule

145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

         (i) promptly give to each Holder and Key Employee Stockholder written notice thereof; and

         (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities or Key Employee Shares, as the case may be, specified in a written request or requests made by any Holder or Key Employee Stockholders, respectively, and received by the Company within ten (10) business days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities or all or any part of a Key Employee Stockholder's Key Employee Shares, as the case may be.

     (b) Underwriting. If the registration of which the Company gives notice is
         ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders and Key Employee Stockholders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder and of any Key Employee Stockholder to registration pursuant to this Section 1.3 shall be conditioned upon such persons participation in such underwriting and the inclusion of such Holder's Registrable Securities or such Key Employee Stockholder's Key Employee Shares (as applicable) in the underwriting to the extent provided herein. All Holders and Key Employee Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities and Key Employee Shares from, or limit the number of Registrable Securities and Key Employee Shares to be included in, the registration and underwriting. If the registration is the Qualified IPO, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities and Key Employee Shares) to be included in the registration by the Company's stockholders (including the Holders and Key Employee Stockholders), or may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration. If such registration is the second or any subsequent registered offering of the Company's securities to the general public initiated by the Company or at the request of any other holder, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities and Key Employee Shares) to be included in the registration by the Company's stockholders (including the Holders and Key Employee Stockholders); provided, however, that the Company shall permit the
                        --------  -------
Holders to include at least thirty percent (30%) of the total securities to be offered in such registration. The Company shall so advise all holders of securities requesting registration and, subject to the proviso in the immediately preceding sentence, the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section
1.13. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities, Key Employee Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration and if the number of shares of Registrable Securities and Key Employee Shares to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

     1.4 Expenses of Registration. All Registration Expenses incurred in
         ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.2 hereof, and the reasonable fees of one counsel for all of the selling stockholders, shall be borne by the Company; provided, however, that if
                                                     --------  -------
the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2, in which event such registration shall not be treated as a counted registration for purposes of
Section 1.2 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with respect to Registrable Securities or Key Employee Shares pursuant to Sections 1.3 or 1.5 hereof, and the reasonable fees of one counsel for all of the selling stockholders, shall be paid by the Company. Selling Expenses relating to securities registered under any section hereof shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

     1.5  Registration on Form S-3.
          ------------------------

          (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders shall have the right to request up to an aggregate of four registrations, but no more than two in any twelve (12) month period, each on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that
                                                       --------  -------
the Company shall not be obligated to effect any such registration (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(b)(ii) (but subject to the limitations set forth therein) or (iii) if it is to be effected more than five (5) years after the Company's initial public offering.

     (b) If a request complying with the requirements of section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and
(ii) and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall apply to such registration.

     1.6  Registration Procedures. In the case of each registration effected by
          -----------------------
the Company pursuant to Section 1, the Company will keep each Holder and, if applicable, Key Employee Stockholder, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

     (a) Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders (and, if applicable, Key Employee Stockholder(s)) have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided,
                                                                 --------
however, that (i) such one hundred eighty (180) day period shall be extended for
-------
a period of time equal to the period the Holder or Key Employee Stockholder refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty
(180) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and permit counsel for the Holders participating in such registration to review all such amendments and supplements and such prospectus prior to the filing thereof with the Commission;

     (c) Furnish such number of prospectuses in conformity with the requirements of the Securities Act and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder (and, if applicable, Key Employee Stockholder) from time to time may reasonably request;

     (d) Use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any Holder participating in such registration reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of Registrable Securities owned by such Holder; provided, that the Company will not be required to (i) qualify generally
        --------
to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (e) Notify each seller of Registrable Securities or Key Employee Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing (and, pending receipt of such supplemental or amended prospectus or of a written notice from the Company that the use of the applicable prospectus may be resumed, each seller shall forthwith discontinue disposition of such Registrable Securities or Key Employee Shares covered by such registration); provided, however, that the
                                               --------  -------
period set forth in (a) above shall be extended for a number of days equal to the number of days that the Holder was unable to sell Registrable Securities under the registration statement;

     (f) Cause all such Registrable Securities (and, if applicable, Key Employee Shares) registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (g) Provide a transfer agent and registrar for all Registrable Securities (and, if applicable, Key Employee Shares) registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities and Key Employee Shares, in each case not later than the effective date of such registration; and

     (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 and 1.5 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     1.7  Indemnification.
          ---------------

     (a) The Company will indemnify and hold harmless each Holder and Key Employee Stockholder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder or Key Employee Stockholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder and Key Employee Stockholder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder or Key Employee Stockholder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided, that the Company will not be liable in
                              --------
any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, Key Employee Stockholder or underwriter and stated in writing to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

     (b) Each Holder and Key Employee Stockholder will, if Registrable Securities held by it or him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, Key Employee Stockholder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Key Employee Stockholders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Key Employee Stockholder and stated to be specifically for use therein; provided, however, that the obligations of
                                    --------  -------
such Holder or Key Employee Stockholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without consent of such Holder or Key Employee Stockholder, as the case may be (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, in no event shall any indemnity under this subsection (b) exceed the net proceeds from the offering received by such Holder or Key Employee Stockholder, as the case may be.

     (c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) may participate in such defense at such party's expense; provided, however, that the
                                                     --------  -------
Indemnifying Party shall pay the fees and expenses of additional counsel if more than one counsel is required to be retained by other Indemnified Parties due to actual or potential conflicts for one counsel to represent all of the Indemnified Parties; and provided, further, that the failure of any Indemnified
                         --------  -------
Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into, in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     1.8  Information by Holder.  Each Holder of Registrable Securities and
          ---------------------
each Key Employee Stockholder shall furnish to the Company such information regarding such person or entity and the distribution proposed by such person or entity as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.9  Limitations on Registration of Issues of Securities. From and after
          ---------------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of two thirds (2/3rds) in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any rights to initiate a registration of securities of the Company. Notwithstanding the foregoing, from and after the date of this Agreement, the Company may enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder rights to initiate a registration of securities of the Company the terms of which are pari passu with the registration rights granted to the Holders in Section 1.2 hereof only upon the written consent of two thirds (2/3rds) in interest of the Holders; provided, however, that without the prior
                                     --------  -------
written consent of a majority in interest of the Holders, in no registration may the amount of Registrable Securities to be included in such registration by the Holder be limited due to marketing factors, pursuant to Sections 1.2(d) or 1.3(b) of this Agreement, unless the securities held by such third-party holder or holders are excluded from such registration altogether.

     1.10  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission that may permit the sale of Registrable Securities that are "restricted securities" within the meaning of the Securities Act ("Restricted Securities") to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a written statement that the Company is eligible to use Form S-3, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.11  Transfer or Assignment of Registration Rights.  The rights to cause
           ---------------------------------------------
the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned along with all related obligations (including, without limitation, those set forth in Section 1.12) by a Holder only (a) to a transferee or assignee of not less than 300,000 shares (aggregating all shares of Registrable Securities held by affiliates of such Holder) of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) or, if less, all shares of Registrable Securities held by such Holder, (b) to an affiliate, constituent partner, limited partner, shareholder or retired partner of such Holder in connection with a transfer or assignment of such Holder's Registrable Securities or (c) to a person who is a Holder immediately prior to such transfer or assignment; provided, in all such cases,
                                                  --------
that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further,
                                                           -------- -------
that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1. The right of Key Employee Stockholders to cause the Company to register securities granted to such Key Employee Stockholder under this Section 1 may not be transferred or assigned.

     1.12  "Market Stand-Off" Agreement.  If requested by the Company or an
            ---------------------------
underwriter of Common Stock (or other securities) of the Company, no Holder or Key Employee Stockholder shall sell or otherwise transfer or dispose of any Registrable Securities or Key Employee Shares and any other shares of capital stock acquired prior to the date of the Company's Qualified IPO held by such Holder or Key Employee Stockholder, respectively (other than those included in the registration) during a period not to exceed one hundred eighty (180) days following the effective date of the Company's Qualified IPO; provided, that (i)
                                                             --------
each officer, director and holder of at least one percent (1%) of the Company's securities entitled to vote generally in the election of directors (calculated assuming full conversion of all voting securities which are convertible into Common Stock), enter into similar agreements and (ii) if the Company or any representative of the underwriters of the Qualified IPO shall provide, in its discretion, a waiver or termination of the "market stand-off" restrictions for the benefit of any of the Company's shareholders (the "Waiver Recipient"), then the "market stand-off" restriction imposed hereunder shall immediately cease to be applicable to all Holders and Key Employee Stockholders on a pro rata basis according to the number of shares subject to the waiver or termination held by the Waiver Recipient bears to the total number of shares held by all Holders and Key Employee Stockholders.

     The obligations described in this Section 1.12 shall apply only to the Qualified IPO. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

     1.13  Allocation of Registration Opportunities.  In any circumstance
           ----------------------------------------
in which all of the Registrable Securities, Key Employee Shares and shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights held by Other Stockholders (the "Other Shares") requested to be included in a registration on behalf of the Holders, Key Employee Stockholders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities, Key Employee Shares and Other Shares that may be so included, the number of shares of Registrable Securities, Key Employee Shares and Other Shares that may be so included shall be allocated as follows:

       (a) if the registration is initiated by Holders, then Holders requesting inclusion of Registrable Securities shall be entitled to include shares first on a pro rata basis among them, with any additional shares that may be included allocated pro rata among the Key Employee Stockholders and Other Stockholders;

       (b) if the registration is initiated by the Company, then the shares available for sale by the Holders, Key Employee Stockholders and Other Stockholders requesting inclusion of shares in such registration shall be allocated among the Holders and the Other Stockholders pro rata on the basis of the number of shares of Registrable Securities, Key Employee Shares and Other Shares that would be held by such Holders, Key Employee Stockholders and Other Stockholders, assuming conversion, with any additional shares that may be included allocated pro rata among the Key Employee Stockholders, subject to
Section 1.3(b) hereof;

       (c) if the registration is initiated by Other Stockholders, then the shares available for sale by the Holders, Key Employee Stockholders and Other Stockholders requesting inclusion of shares in such registration shall be allocated first among the Holders and the Other Stockholders pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and Other Stockholders, assuming conversion, with any additional shares that may be included allocated pro rata among the Key Employee Stockholders; or

       (d) if the registration is initiated by Key Employee Stockholder (should they, after the date hereof, receive rights to initiate a registration), then the shares available for sale by the Holders, Key Employee Stockholders and Other Stockholders requesting inclusion of shares in such registration shall be allocated first among the Holders and the Key Employee Stockholders pro rata on the basis of the number of shares of Registrable Securities and Key Employee Shares that would be held by such Holders and Key Employee Stockholders, assuming conversion, with any additional shares that may be included allocated pro rata among the Other Stockholders;

provided, however, so that any such allocation shall not operate to reduce the
--------  -------
aggregate number of Registrable Securities, Key Employee Shares and Other Shares to be included in such registration, if any Holder, Key Employee Stockholder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities, Key Employee Shares and Other Shares allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Holders, Key Employee Stockholders and Other Stockholders whose allocations did not satisfy their requests in accordance with the allocation provisions set forth above, and this procedure shall be repeated until all of the shares of Registrable Securities, Key Employee Shares and Other Shares which may be included in the registration on behalf of the Holders, Key Employee Stockholders and Other Stockholders have been so allocated. Notwithstanding the foregoing, the Company shall not limit the number of Registrable Securities or Key Employee Shares to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights, and with respect to registrations under Sections 1.2 or 1.5 hereof, shall not limit the number of Registrable

Securities included in such registration in order to include therein any Key Employee Shares, Other Shares or securities registered for the Company's own account.

     1.14  Delay of Registration. No Holder shall have any right to take any
           ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.15  Termination of Registration Rights. The right to request registration
           ----------------------------------
or inclusion in any registration pursuant to Section 1.2, 1.3 or 1.5 (and the right of any Key Employee Stockholder to request inclusion in any registration pursuant to Section 1.3) shall terminate five (5) years after the closing of a Qualified IPO in which all shares of Preferred Stock convert into Common Stock or earlier, with respect to any Holder or Key Employee Stockholder, at such time as such Holder or Key Employee Stockholder shall be able to sell all of such Holder's Registrable Securities or such Key Employee Stockholder's Key Employee Shares, as the case may be, under Rule 144 during any three (3) month period.

                                   SECTION 2
                                   ---------

                            Covenants of the Company
                            ------------------------

     The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities and subject to the other terms and conditions provided herein, as follows:

     2.1  Financial Information. The Company will furnish the following reports
          ---------------------
to each Holder owning at least 150,000 shares of Registrable Securities (for purposes of calculating the ownership of any Holder under this Section 2, Registrable Securities owned by any entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with such Holder shall be aggregated with Registrable Securities owned by such Holder), as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits and the like (each, a "Significant Holder"):

     (a) As soon as practicable after the end of each fiscal year (beginning with the fiscal year ending December 31, 1999) of the Company, and in any event within ninety (90) days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail and prepared by accountants of nationally recognized standing;

     (b) At least thirty (30) days prior to the end of each fiscal year of the Company, an annual operating budget and updated business plan of the Company; and

     (c) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

     2.2   Inspection. The Company shall permit each Investor that holds at
           ----------
least 150,000 shares of Registrable Securities, at such Investor's expense and upon forty-eight hours prior notice, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

     2.3  Right of First Offer. The Company hereby grants to each Investor the
          --------------------
right of first offer to purchase a pro rata share of New Securities (as defined in this Section 2.3) which the Company may, from time to time, propose to sell and issue. An Investor's pro rata share, for purposes of this right of first offer, is the ratio of (i) the sum of (x) the number of shares of Common Stock owned by such Investor immediately prior to the issuance of New Securities, assuming full conversion of the Shares, and (y) the shares issuable upon exercise of the Investor Warrants owned by such Investor, to (ii) the sum of the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company, and the 2,211,900 shares currently reserved for issuance under options that may be granted in the future under the Company's director-approved stock option/stock issuance plan. Each Investor shall have a right of over-allotment such that if any Investor, or any other securities holder of the Company with rights of first offer to purchase New Securities, fails to exercise its right hereunder or under any other agreement with the Company to purchase its pro rata share of New Securities, the other Investors may purchase the non-purchasing Investor's or other securities holder's portion on a pro rata basis within five
(5) days from the date of notice of such failure to exercise provided by the Company such non-purchasing Investor or other securities holder fails to exercise its right to purchase its pro rata share of New Securities. This right of first offer shall be subject to the following provisions:

     (a) "New Securities" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, that the term "New Securities" does not include (i) securities
--------
purchased under the Series D Purchase Agreement; (ii) securities issued or issuable upon the conversion or exercise of currently outstanding options, warrants, rights or other convertible or exercisable securities (including, without limitation, upon conversion or exercise of the Shares, the Series B Preferred Stock, the Series B Warrants and the Investor Warrants); (iii) securities issued pursuant to any acquisition by the Company of another business entity or business segment of any such entity by merger, purchase of assets or otherwise, or pursuant to any other business combination, or in connection with any joint venture or other corporate partnering transaction, in each such case, so long as such issuance has been approved by the Board of Directors of the Company; (iv) any warrants issued pursuant to contractual obligations of the Company existing on the date of this Agreement; (v) any borrowings or guarantees thereof, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument; (vi) any warrants, options or similar rights issued to financial institutions, other lenders or guarantors in connection with borrowings or commitments or agreements therefor, whether or not involving present borrowings, or to a lessor, guarantor or other person in connection with obtaining lease financing, provided that such issuance is approved by the Company's Board of Directors and does not have equity financing as its principal purpose; (vii) up to 2,211,900 shares of Common Stock issuable after the date of this Agreement to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement for the primary purpose of soliciting or retaining such persons' services; (viii) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors and is for other than primarily equity financing purposes; (ix) Common Stock issued in a Qualified IPO in which all Preferred Stock converts into Common Stock; and (x) securities issued in connection with any stock split, stock dividend or recapitalization of the Company.

     (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Investor shall have twenty (20) days after any such notice is mailed or delivered to agree to purchase such Investor's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     (c) In the event the Investors fail to exercise fully the right of first offer within such twenty (20) day period and after the expiration of the five
(5) day period for the exercise of the over-allotment provisions of this Section 2.2, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of such agreement) to sell the New Securities respecting which the Investors' right of first offer option set forth in this Section 2.2 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 2.2(b). In the event the Company has not sold within such ninety (90) day period or entered into an agreement to sell the New Securities in accordance with the foregoing within ninety (90) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Investors in the manner provided in Section 2.2(b) above.

     (d) The right of first offer granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act in which all classes of Preferred Stock are converted into shares of the Company's Common Stock.

     (e) The right of first offer set forth in this Section 2.2 may not be assigned or transferred, except that such right shall be assignable by each Investor to any affiliate of such Investor (within the meaning of the Securities
Act) or to any constituent partner, limited partner, shareholder or retired partners of such Investor; provided, however, that no such assignment or
                           --------  -------
transfer shall be permitted except in connection with the sale or transfer of at least 150,000 Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) (or, if less, all of the Shares held by such Investor), to the proposed assignee or transferee of such right, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Shares with respect to which such right of first offer is being transferred or assigned and provided, further, that the proposed assignee or transferee is an "accredited investor" (as defined in Regulation D under the Securities Act) and provides the Company, upon request, with written certification of its qualifications as a permitted assignee under this Section 2.2(e).

     (f) In the event that Investors holding, in the aggregate, at least two thirds (2/3rds) of the Shares shall waive their rights under this Section 2.2, such waiver shall be binding upon all Investors; provided, however, that if
                                                 --------  -------
an Investor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, such waiver shall only be effective as to such Investor if executed by it.

     2.4   Board of Directors. Until the time of effectiveness of a Qualified
           ------------------
IPO in which all shares of Preferred Stock convert into Common Stock, the parties agree to take all appropriate actions such that the Company shall fix and maintain a Board of Directors of no more than nine persons. The makeup of the Board of Directors immediately following the Closing under the Series D Purchase Agreement shall be Mark Urdahl, Sada Cumber, Albert Edgar, Laura Kilcrease (such person being referred to as the "Interim Director"), Terrence Rock, Charles Phipps, Harvey B. Cash, Richard Kimball (as the designee of the holders of the Series D Preferred Stock) and Mike Wilkes. All holders of Series D Preferred Stock hereby agree that entities affiliated with Technology Crossover Ventures ("TCV") shall be entitled to designate one person to serve as a member of the Board of Directors and agree to vote their Shares in favor of the election of such person (and for any successor or replacement) so long as TCV and its affiliates continue to own at least seventy five percent (75%) of the shares of Series D Preferred Stock purchased by TCV and its affiliates under the Series D Purchase Agreement. All holders of Series C Preferred Stock hereby agree that CenterPoint Venture Partners ("CenterPoint") shall be entitled to designate two persons, and InterWest Partners ("InterWest") shall be entitled to designate one person, to serve as members of the Board of Directors and agree to vote their Shares in favor of the election of such persons (and for any successors or replacements) so long as CenterPoint or InterWest, respectively, and their respective affiliates continue to own at least a majority of the shares of Series C Preferred Stock purchased by CenterPoint and InterWest and their respective affiliates under the Series C Purchase Agreement. The parties agree to work cooperatively to identify a replacement director of recognized standing in the Company's industry as soon as practicable after the date hereto and the Key Employee Stockholders agree to use their respective best efforts to cause such replacement director to be elected to the Board of Directors in replacement of the Interim Director, as soon as practicable thereafter. Such replacement director shall serve on the Board of Directors in accordance with the Fourth Restated Certificate of Incorporation and Bylaws. Each Director shall be entitled to reimbursement of reasonable expenses incurred by him or her in connection with attending meetings of the Board of Directors.

     2.5  Qualified Small Business Stock.  In the event that the Company
          ------------------------------
proposes to act or engage in a transaction that would be reasonably expected to result in the termination or impairment of the Company's capital stock status as "qualified small business stock" as set forth in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall notify the Investors and consult in good faith to devise a mutually agreeable and reasonable alternative transaction structure that would preserve such status. In addition, the Company shall submit to the Investors and to the Internal Revenue Service any reports that may re required under Section 1202(d)(1)(c) of the Code and any related Treasury Regulations. In addition, within twenty (20) days after any Investor has delivered to the Company a written request therefor, the Company shall deliver to such Investor a written statement informing the Investor whether such Investor's interest in the Company constitutes "qualified small business stock" as defined in Section 1202 (c) of the Code; provided,
                                                                  ---------
however, that an Investor shall only be entitled to make one such request in any
-------
twelve (12) month period at the expense of the Company and any expenses directly related to fulfilling any additional request within such twelve (12) month period shall be borne by the Investor making such request with the estimated amount of such expenses (based on such expenses incurred to fulfill prior requests) being payable in advance to the Company by the Investor. The Company's obligation to furnish a written statement pursuant to this Section 2.5 shall continue notwithstanding the fact that a class of the Company's stock may be traded on an established securities market.

     2.6  Termination of Covenants. The covenants set forth in this Section 2
          ------------------------
(except for Section 2.5) shall terminate and be of no further force and effect after the time of effectiveness of the registration statement for the Company's Qualified IPO in which all shares of Preferred Stock will convert into Common Stock upon the consummation thereof.

                                   SECTION 3
                                   ---------

                                 Miscellaneous
                                 -------------

     3.1  Governing law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Delaware, as if entered into by and between Delaware residents exclusively for performance entirely within Delaware.

     3.2  Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     3.3 Entire Agreement Amendment: Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements, including, but not limited to, the Original Agreement which is hereby terminated and of no further force or effect. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company, the holders of at least two thirds (2/3rds) of the Series C Preferred Stock and the holders of at least two thirds (2/3rds) of the Series D Preferred Stock (and, in the case of an amendment, waiver, discharge or termination of the rights of Key Employee Stockholders adverse in a manner different from the affect on the Holders under Section 1.3 hereof, at least a majority of the Key Employee Shares) and any such amendment, waiver, discharge or termination shall be binding on all the Holders and Key Employee Stockholders, but in no event shall the obligation of any Holder or Key Employee Stockholder hereunder be materially increased, except upon the written consent of such Holder or Key Employee Stockholder, and in no event shall any amendment or waiver be effective as to an Investor that is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, unless consented to in writing by such Investor.

     3.4  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be sent by registered United States mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder or Key Employee Stockholder, as indicated on the list of Holders and Key Employee Stockholders attached hereto as Exhibits A and B or at such other address as such Holder, Key Employee Stockholder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 8920 Business Park Drive, Austin, Texas 78759, Attention: President, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and
(ii) if delivered, upon delivery.

     3.5  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any Holder or Key Employee Stockholder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder or Key Employee Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any Holder or Key Employee Stockholder, shall be cumulative and not alternative.

     3.6  Rights; Separability.  Unless otherwise expressly provided herein, a
          --------------------
Holder's or Key Employee Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Holders or Key Employee Stockholders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.7  Information Confidential.  Each Holder and Key Employee Stockholder
          ------------------------
acknowledges that the information received by such holder pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than to the general partners of a Holder, or the affiliates of such general partners, limited partners, or to the directors, employees or agents of a Holder having a need to know the contents of such information, and its attorneys, or to the extent required by any law, or any rule or regulation of a government agency or any order or mandate of any court or similar judicial body), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder or Key Employee Stockholder is required to disclose such information by a governmental body.

     3.8   Titles and Subtitles.  The titles of the paragraphs and
           --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.9   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an Original, but all of which together shall constitute one instrument.

     3.10  Condition Precedent to Agreement.  This Agreement shall not bind or
           --------------------------------
grant rights to any Key Employee Stockholder who does not execute this Agreement. In any such event all references to such person who is not bound hereby shall be deleted herefrom, and such person shall not be considered a Key Employee Stockholder for purposes of this Agreement but this Agreement shall otherwise remain in effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors Rights Agreement effective as of the day and year first above written.


                              Applied Science Fiction, inc.

                              By:
                                 ------------------------------
                                 Mark Urdahl,
                                 President and Chief Executive Officer

                              HOLDERS:
                              --------

                              TCV III (GP)

                              By: Technology Crossover Management III, L.L.C.,
                                  its General Partner

                              By:
                                 ----------------------------------
                                 Robert C. Bensky,
                                 Chief Financial Officer


                              TCV III, L.P.

                              By: Technology Crossover Management III, L.L.C.,
                                  its General Partner

                              By:
                                 ----------------------------------
                                 Robert C. Bensky,
                                 Chief Financial Officer


                              TCV III (Q), L.P.

                              By: Technology Crossover Management III, L.L.C.,
                                  its General Partner


                              By:
                                 ----------------------------------
                                 Robert C. Bensky,
                                 Chief Financial Officer

                              TCV III Strategic Partners, L.P.


                              By: Technology Crossover Management III, L.L.C.,
                                  its General Partner

                              By:
                                 ----------------------------------
                                 Robert C. Bensky,
                                 Chief Financial Officer


     [Signature page to amended and Restated Investors' Rights Agreement]

                              AMERINDO INVESTMENT ADVISORS

                              By:

                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              SELIGMAN COMMUNICATIONS AND
                                   INFORMATION FUND, INC.

                              By:  J. & W. Seligman & Co. Incorporated,
                                   its investment adviser


                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


                              BEAGLE LIMITED

                              By:

                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


                              ASF LLC


                              By:
                                  ----------------------------------
                                  Anthony B. Davis,
                                  General Partner


     [Signature page to Amended and Restated Investors' Rights Agreement]

                              HAMBRECHT & QUIST CALIFORNIA

                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


                              HAMBRECHT & QUIST EMPLOYEE
                                   VENTURE FUND, L.P. II

                              By:  H & Q Venture Management, L.L.C., its
                                   General Partner

                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------


                              ACCESS TECHNOLOGY PARTNERS, L.P.

                              By: Access Technology Management, L.L.C., its General Partner

                              By:  H & Q Venture Management, L.L.C., its
                                   Managing Member


                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              ACCESS TECHNOLOGY PARTNERS
                                   BROKERS FUND, L.P. II

                              By:  H & Q Venture Management, L.L.C., its
                                   General Partner


                              By:
                                  ----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

     [Signature page to Amended and Restated Investors' Rights Agreement]

                              VF FAMILY PARTNERSHIP

                              By:
                                 -----------------------------------
                                 Gary D. Vollen,
                                 Partnership Manager

                              SCULLEY BROTHERS, LLC

                              By:
                                 ----------------------------------
                                 Arthur Sculley,
                                 General Partner

                              GROSVENOR SELECT LP

                              By: Grosvenor Select Partners LLC, its General Partner

                              By:
                                 -----------------------------------
                                 Doug Dunnan,
                                 [Title]


     [Signature page to Amended and Restated Investors' Rights Agreement]

                              INTERWEST PARTNERS VI, L.P.

                              By:  InterWest Management Partners VI,
                                   L.L.C., its General Partner

                              By:
                                 ------------------------------------
                                 Stephen Holmes,
                                 Managing Director

                              INTERWEST INVESTORS VI, L.P.

                              By:  InterWest Management Partners VI,
                                   L.L.C., its General Partner

                              By:
                                 -------------------------------------
                                 Stephen Holmes,
                                 Managing Director

     [Signature page to Amended and Restated Investors' Rights Agreement]

                              SEVIN ROSEN FUND V, L.P.

                              By: SRB Associates V L.P., its General
                                  Partner

                              By:
                                  --------------------------------------
                                  John V. Jaggers,
                                  General Partner

                              SEVIN ROSEN V AFFILIATES FUND L.P.

                              By: SRB Associates V L.P., its General
                                  Partner

                              By:
                                  -----------------------------------------
                                  John V. Jaggers,
                                  General Partner

                              SEVIN ROSEN FUND VI L.P.

                              By: SRB Associates VI L.P., its General
                                  Partner

                              By:
                                  -----------------------------------------
                                  John V. Jaggers,
                                  General Partner

                              SEVIN ROSEN VI AFFILIATES FUND L.P.

                              By: SRB Associates VI L.P., its General
                                  Partner

                              By:
                                  -----------------------------------------
                                  John V. Jaggers,
                                  General Partner


     [Signature page to Amended and Restated Investors' Rights Agreement]

                              TIMARK L.P.

                              By:
                                  -----------------------------------------
                                  Frank J. Marshall
                                  General Partner

                              KNCL ASSOCIATES LIMITED

                              By:
                                  -----------------------------------------
                                  Kent Fuka,
                                  General Partner

                              CROWN GROWTH PARTNERS, LP

                              By: Crown Partners LLC, its General Partner

                              By:
                                  -----------------------------------------
                                  David F. Bellet,
                                  General Partner

                              PARSON FINANCE LIMITED

                              By: Crown Advisors International Ltd, its
                                  Investment Manager

                              By:
                                  -----------------------------------------
                                  David F. Bellet,
                                  Chairman

     [Signature page to Amended and Restated Investors' Rights Agreement]

                              INDIVIDUAL HOLDERS:


                                 -----------------------------------------
                                   Thomas Aschenbrenner


                                 -----------------------------------------
                                   Joseph Arsenio


                                 -----------------------------------------
                                   Harvey B. Cash


                                 -----------------------------------------
                                   Neil Cohen


                                 -----------------------------------------
                                   James Davidson


                                 -----------------------------------------
                                   Dietrich R. Erdmann


                                 -----------------------------------------
                                   Ken Hao


                                 -----------------------------------------
                                   Eugene Lowenthal


                                 -----------------------------------------
                                   Regis McKenna


                                 -----------------------------------------
                                   Benjamin Rosen


                                 -----------------------------------------
                                   L.J. Sevin


                                 -----------------------------------------
                                   Steven J. Wallach


     [Signature page to Amended and Restated Investors' Rights Agreement]

                              KEY EMPLOYEE STOCKHOLDERS:



                              -----------------------------------------
                                 Mark Urdahl


                              -----------------------------------------
                                 Sada Cumber


                              -----------------------------------------
                                 Albert Edgar


                              -----------------------------------------
                                 Mark Bishop


                              -----------------------------------------
                                 Sheppard Parker


                              -----------------------------------------
                                 Mike Wilkes


                              -----------------------------------------
                                 Steven Penn



      [Signature page to Amended and Restated Investors' Rights Agreement]

                              TRITON VENTURE PARTNERS, L.P.

                              By: Triton Venture Management, LLC, its General Partner

                              By:
                                   -----------------------------------------
                                   Laura J. Kilcrease,
                                   Manager

    [Signature page to Amended and Restated Investors' Rights Agreement]

                             GREENOVER GROUP L.P.

                              By: Greenover Managers, L.L.C., its General
                                  Partner

                              By:
                                  -----------------------------------------
                                  Kelley Williams, Jr.,
                                  General Partner

      [Signature page to Amended and Restated Investors' Rights Agreement]

                              CENTERPOINT VENTURE PARTNERS L.P.

                              By:  Paluck Associates, L.P., its General Partner

                              By:
                                   -----------------------------------------
                                   Robert J. Paluck,
                                   General Partner

      [Signature page to Amended and Restated Investors' Rights Agreement]

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS
                             ---------------------

                                                        Shares of Series C        Shares of Series D
                 Name and Address                         Preferred Stock          Preferred Stock
---------------------------------------------------     ------------------        ------------------
TCV III (GP)                                                        --                   10,554
c/o Technology Crossover Management III, L.L.C.
Attn:  Robert C. Bensky
56 Main Street
Milburn, New Jersey  07041

and

CC:  Mike Linnert
575 High Street, Suite 400
Palo Alto, California 94301

TCV III, L.P.                                                       --                   50,132
c/o Technology Crossover Management III, L.L.C.
Attn:  Robert C. Bensky
56 Main Street
Milburn, New Jersey  07041

and

CC:  Mike Linnert
575 High Street, Suite 400
Palo Alto, California 94301

TCV III (Q), L.P.                                                   --                1,332,462
c/o Technology Crossover Management III, L.L.C.
Attn:  Robert C. Bensky
56 Main Street
Milburn, New Jersey  07041

and

CC:  Mike Linnert
575 High Street, Suite 400
Palo Alto, California 94301


                                                        Shares of Series C        Shares of Series D
                 Name and Address                         Preferred Stock           Preferred Stock
---------------------------------------------------     ------------------        ------------------

TCV III Strategic Partners, L.P.                                   --                   60,341
c/o Technology Crossover Management III, L.L.C.
Attn:  Robert C. Bensky
56 Main Street
Milburn, New Jersey  07041

and

CC:  Mike Linnert
575 High Street, Suite 400
Palo Alto, California 94301

ATGF II                                                            --                  205,174
Attn:  Marc Weiss
399 Park Avenue
18th Floor
New York, New York  10022

Litton Master Trust                                                --                  179,923
Attn:  Marc Weiss
399 Park Avenue
18th Floor
New York, New York  10022

Marc Weiss                                                         --                    2,499
399 Park Avenue
18th Floor
New York, New York  10022

J.W. Seligman                                                      --                  387,595
Attn:  Paul Goucher
100 Park Avenue
New York, New York  10017

Beagle Limited                                                     --                  193,798
Attn:  Victor Cunningham
1 West 67th Street
Suite 101
New York, New York  10023

Triton Venture Partners, L.P.                                      --                  183,075
Attn:  Laura Kilcrease
1301 W. 25th Street
Suite 300
Austin, Texas  78705


                                                        Shares of Series C        Shares of Series D
                 Name and Address                         Preferred Stock           Preferred Stock
---------------------------------------------------     ------------------        ------------------

ASF LLC                                                              --                   96,899
Attn:  Joe Tate
2119 E. 30th Place
Tulsa, Oklahoma  74114

Hambrecht & Quist California                                         --                    6,298
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Hambrecht & Quist Employee Venture Fund, L.P. II                     --                    2,422
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Access Technology Partners, L.P.                                     --                   51,034
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Access Technology Partners Brokers Fund, L.P.                        --                      565
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

VF Family Partnership                                                --                      689
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Kenneth Hao                                                          --                      689
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Joseph Arsenio                                                       --                      689
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104


                                                        Shares of Series C        Shares of Series D
                 Name and Address                         Preferred Stock           Preferred Stock
---------------------------------------------------     ------------------        ------------------


James Davidson                                                  --                    2,218
c/o Hambrecht & Quist
Attn:  Michael Beblo
One Bush Street
San Francisco, California  94104

Sculley Brothers                                                --                   64,599
Attn:  Arthur Sculley
90 Park Avenue
32nd Floor
New York, New York  10016

Neil Cohen                                                      --                   32,300
10501 Rhode Island Avenue
Beltsville, Maryland  20705

Greenover Group L.P.                                            --                   32,300
Attn:  Kelley Williams, Jr.
4418 Hickory Ridge
Jackson, Mississippi  39211

Grosvenor Select Partners LLC                                   --                   32,300
Attn:  Bruce Dunnan
1717 Pennsylvania Avenue, N.W.
Suite 225
Washington, D.C.  20006

CenterPoint Venture Partners, L.P.                         594,595                  258,398
Attn:  Robert J. Paluck
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

InterWest Partners VI, L.P.                                393,407                  250,543
Attn:  Stephen Holmes
Building 3, Suite 255
3000 Sand Hill Road
Menlo Park, California  94025

InterWest Investors VI, L.P.                                11,999                    7,855
Building 3, Suite 255
3000 Sand Hill Road
Menlo Park, California  94025


                                                        Shares of Series C        Shares of Series D
                 Name and Address                         Preferred Stock           Preferred Stock
---------------------------------------------------     ------------------        ------------------


Sevin Rosen Fund V L.P.                                          311,208                  123,902
Attn:  John Jaggers
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Sevin Rosen V Affiliates Fund L.P.                                13,297                    5,297
Attn:  John Jaggers
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Sevin Rosen Fund VI L.P.                                              --                  359,302
Attn:  John Jaggers
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Sevin Rosen VI Affiliates Fund L.P.                                   --                   28,295
Attn:  John Jaggers
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

L.J. Sevin                                                        25,000                   32,300
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Benjamin Rosen                                                    25,000                        0
One Central Park West
Apartment 43A
New York, New York  10023

Thomas H. Aschenbrenner                                           19,065                   18,605
6016 Oakcrest
Dallas, Texas 75248

Steven J. Wallach                                                  2,703                    3,230
7314 Wester Way
Dallas, Texas 75248

Eugene Lowenthal                                                   5,406                    4,522
9600 Crumley Ranch Road
Austin, Texas 78736


                                                         Shares of Series C       Shares of Series D
                 Name and Address                          Preferred Stock         Preferred Stock
------------------------------------------------         ------------------       ------------------
David Bellet                                                   13,513                        0
The Lincoln Building
Suite # 3405
60 East 42nd Street
New York, NY 10165

Crown Growth Partners, LP                                          --                   11,628
Attn:  David Bellet
The Lincoln Building
Suite # 3405
60 East 42nd Street
New York, NY 10165

Parson Finance Limited                                             --                    7,752
Attn:  David Bellet
The Lincoln Building
Suite # 3405
60 East 42nd Street
New York, NY 10165

Harvey B. Cash                                                 13,513                        0
c/o CenterPoint Venture Partners, L.P.
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Dietrich R. Erdman                                             13,507                   13,175
c/o CenterPoint Venture Partners, L.P.
13455 Noel Road, Suite 1670
Dallas, Texas 75240

KNCL Associates Limited                                         2,441                        0
Kent Fuka, General Partner
10904 Low Bridge Lane
Austin, Texas 78750

Regis McKenna                                                  13,513                   13,178
c/o The McKenna Group
1755 Embarcadero Road
Palo Alto, California 94303

TIMARK, L.P.                                                   13,513                    3,230
Frank J. Marshall, General Partner
20100 Hill Ave.
Saratoga, California 95070
                                                            1,471,500                4,069,767
                                                            =========                =========

                                   EXHIBIT B
                                   ---------


                       LIST OF KEY EMPLOYEE STOCKHOLDERS
                       ---------------------------------



                                                                                              Shares of and
                                                                 Shares of and                 Warrants to
                                                               Options to Acquire            Purchase Series B
                 Name and Address                                 Common Stock                Preferred Stock
                 ----------------                                 ------------                ---------------

Mark Urdahl                                                       2,515,998                         9,734
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

Sada Cumber                                                       1,616,001                            --
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

Dr. Albert Edgar                                                  2,515,998                         4,867
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

Mark Bishop                                                         716,001                         4,542
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

Sheppard Parker                                                     716,001                            --
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

Mike Wilkes                                                         716,001                            --
c/o Applied Science Fiction, Inc.
8920 Business Park Drive
Austin, TX 78759-5321

                                      B-1